U. S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): DECEMBER 29, 1997



                           NEOMEDIA TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



  DELAWARE                        0-21743                      36-3680347
---------------                 -----------                 -------------------
(State or other                 (Commission                  (IRS Employer
jurisdiction of                 File Number)                Identification No.)
incorporation)

2201 SECOND STREET, SUITE 600, FORT MYERS, FLORIDA          33901
---------------------------------------------------        --------
(Address of principal executive offices)                  (Zip Code)


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ITEM 5.    OTHER EVENTS.

         On December 29, 1997, NeoMedia Technologies, Inc. ("NeoMedia") announced that it raised gross proceeds of $12.3 million through the exercise of its outstanding warrants that were exercised in response to NeoMedia's warrant redemption call which ended December 18, 1997. There were 2,700,938 warrants outstanding, of which 1,662,633 warrants were exercised and 1,038,305 warrants were redeemed at $.05 per warrant.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         NEOMEDIA TECHNOLOGIES, INC.
                                         ---------------------------
                                                   (Registrant)



Date: DECEMBER 31, 1997               By: /s/  CHARLES T. JENSEN
                                         ---------------------------
                                      Charles T. Jensen, Vice President, Chief
                                      Financial Officer, Treasurer and Director

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                                  EXHIBIT INDEX

SEQUENTIAL
   PAGE          EXHIBIT
 NUMBER           NUMBER     DOCUMENT
-----------      -------     --------

   5              99.1       News release dated December 29, 1997 and entitled
                             "NeoMedia Raises $12.3 Million Through Warrant
                             Redemption; Proceeds to Fund Strategic Alliances,
                             Acquisitions"


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